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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2000
                          -----------------------------

                                Open Market, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


               0-28436                         04-3214536
       -----------------------     ---------------------------------
      (Commission File Number)     (IRS Employer Identification No.)


   One Wayside Road, Burlington, Massachusetts            01803
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   (Address of principal executive offices)            (Zip Code)


                                 (781) 359-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This 8K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Certain Factors That May Affect Future Results" in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000. These include risks and uncertainties relating to: the Company's history of operating losses, continued development and growth of the Internet, lengthy sales cycles for its products, development and maintenance of relationships with systems integrators, possible changes in government regulations, security issues, competitive pressures, attracting and


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retaining key employees, management of planned growth, risks associated with international operations, product development and rapid technological change, dependence on intellectual property rights, litigation, and the Company's ability to integrate FutureTense.

Open Market, Marketing Studio, Catalog Centre, Syndication Centre, Content Centre, Content Server, Transact, IPS, ShopSite, and FutureTense are trademarks or registered trademarks of Open Market, Inc. in the United States and other countries. All other names are used for identification purposes only and may be trademarks of their respective owners. Sun, Sun Microsystems, the Sun Logo, Java and J2EE are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and other countries.



                              Item 5. Other Events

On October 18, 2000, Open Market, Inc. (the "Company") announced that effective in early November, 2000, Betty J. Savage, will resign as the Company's Vice President and Chief Financial Officer.

             Item 7. Financial Statements, Pro Forma Financial Information and
                     Exhibits

(a)      Financial Statements of Business Acquired:  Not Applicable
(b)      Pro Forma Financial Information:  Not Applicable
(c)      Exhibits:

         Exhibit No.                Description
         -----------                -----------
             99                     Press Release dated October 18, 2000


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 26, 2000                        OPEN MARKET, INC.



                                              By:  /s/ Harland K. LaVigne
                                              ----------------------------
                                              Harland K. LaVigne
                                              President and
                                              Chief Executive Officer


                                  EXHIBIT INDEX
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Exhibit No.                Exhibit
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99                         Press Release dated October 18, 2000